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Exhibit 99.2

CERTIFICATION OF CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Equity Investment Life Holding Company (the "Company") on Form 10-Q/A for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Wendy L. Carlson, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge that:

        (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wendy L. Carlson

Wendy L. Carlson
Chief Financial Officer
August 1, 2002

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  Exhibit 99.2